EXHIBIT 10.2

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                        GREAT MISSENDEN HOLDINGS PTY LTD
                        --------------------------------
                                 Credit Provider





                        AUSTRALIAN OIL & GAS CORPORATION
                        --------------------------------
                                    Borrower



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                                    $250,000

                                 LINE OF CREDIT




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                             Dated February 17, 2009



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THIS LINE OF CREDIT is made the 17th day of February 2009


BETWEEN  GREAT MISSENDEN HOLDINGS PTY LTD
(ABN 28 004 765 557) a company incorporated in Victoria, AUSTRALIA and having its head office at Level 21, 500 Collins Street, Melbourne, Victoria, Australia ("GMH" or "Credit Provider")


AND


AUSTRALIAN OIL & GAS CORPORATION a company incorporated in Delaware and having its head office at 21st Floor, 500 Collins Street, Melbourne, Victoria, Australia ("AOGC" or "Borrower")



LINE OF CREDIT FACILITY LIMIT of $250,000

1. GMH hereby grants AOGC a line of credit ("Line of Credit") for $250,000 in return for the issue to GMH of 250 Series III Convertible Unsecured Notes of $1,000 each with an interest rate of 12% per annum ("Notes"). AOGC may draw down any part thereof as and when required, with interest to be calculated as and from when drawn down.

2. This Line of Credit may be drawn down in tranches of not les than US$50,000 and shall be repayable by the Borrower in full with interest on December 31, 2012, and the Borrower may, subject to clause 5, redeem the Notes by repaying the monies drawn down prior to December 31, 2012.

3. Interest shall be calculated and paid quarterly on the last days of March, June, September and December of each year at the rate of twelve per cent (12%) per annum until the Notes are redeemed, converted or repaid but interest shall cease to be payable in respect of any Note from the date fixed for repayment or redemption unless (upon demand made by or on behalf of the Noteholder together with production of the Note Certificate with respect to the Notes of which payment is sought) default shall be made by the Company in making such payment in which case interest shall run from the date fixed for payment or redemption until payment is actually made.

4. At the election of the Credit Provider, the Series III Convertible Notes may be converted into shares of Common Stock of AOGC at any time on or before December 31, 2012 on the basis of 12,000 shares of Common Stock for every $1,000 Series III Convertible Notes or part thereof.


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5.   In the event that the Borrower elects to redeem the Notes by repaying the borrowings drawn down pursuant to the Line of Credit prior to December 31, 2012 then, before doing so, the Borrower shall notify the Credit Provider no less than 30 days prior to the intended redemption date, so as to allow the Credit Provider the opportunity to make the election of conversion in accordance with clause 4.

6. The Series III Convertible Unsecured Notes shall otherwise be issued on the terms and conditions of the pro forma Note Certificate annexed hereto.

7.   All reference to $ are to the currency of the United States of America.



Signed for and on behalf of                    )
GREAT MISSENDEN HOLDINGS PTY LTD               )
by authority of the Board of Directors         )
                                               )
                                               /s/ E.G. Albers
                                               ------------------------
                                               E.G. Albers
                                               Director



Signed for and on behalf of                    )
AUSTRALIAN OIL & GAS CORPORATION               )
by authority of the Board of Directors         )
                                               M.A. Muzzin
                                               ------------------------
                                               M.A. Muzzin
                                               Vice President




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